                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 12, 2003

                            COMSTOCK RESOURCES, INC.

               (Exact Name of Registrant as Specified in Charter)

                                       x
      STATE OF NEVADA               000-16741                   94-1667468
      (State or other        (Commission File Number)        (I.R.S. Employer
 jurisdiction incorporation)                              Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)

Item 5. Other Events and Required FD Disclosure.

As previously disclosed by the Registrant on Form 8-K, the Registrant sent a notice on March 21, 2003 (the "Original Notice") to its executive officers and directors pursuant to Regulation BTR advising them of a Blackout Period (the
"Blackout Period"). The Original Notice provided that the Blackout Period pursuant to Regulation BTR was expected to begin on April 24, 2003, and end no later than May 16, 2003. The Registrant has given notice to all of its employees and directors and executive officers, and hereby advises the Commission, that the actual ending date for the Blackout Period was May 12, 2003, as opposed to the uncertain ending date the Registrant previously advised of no later than May
16, 2003. The reason for this change is that the transition to a new recordkeeping service provider did not take as long as anticipated by the
Registrant. The actual beginning date was correctly stated in the Original
Notice, April 24, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       COMSTOCK RESOURCES, INC.

Dated: May 13, 2003                    By:/s/ M. Jay Allison
                                          M. Jay Allison
                                          President and Chief Executive Officer